                                                                    EXHIBIT 10.9

                        LEAP WIRELESS INTERNATIONAL, INC.
                     DISTRIBUTION STOCK OPTION GRANT NOTICE

LEAP WIRELESS INTERNATIONAL, INC. (the "Company"), pursuant to its 1998 Stock Option Plan (the "Plan") hereby grants to the Optionholder named below a non-qualified stock option to purchase the number of shares of the Company's common stock set forth below. This option is subject to all of the terms and conditions set forth herein and in Attachment I, the Plan, and that certain option agreement, as amended from time to time, for the option numbered ____________, and granted under the QUALCOMM Incorporated 1991 Stock Option Plan or the QUALCOMM Incorporated Non-Employee Directors' Stock Option Plan (the "QUALCOMM Option") which this option supplements pursuant to that certain Employee Benefits Agreement dated ________ between the Company and QUALCOMM Incorporated, which Attachment I, Plan, and QUALCOMM Option are incorporated herein in their entirety. This option is a "Distribution Option" (as defined in the Plan).

Optionholder/Emp #:<<firstname>><<name>>#<<employeeid>>Grant No.:<<grantnumber>>
Date of Grant:  <<grantdate>> Shares Subject to Option:  <<shares>>
Exercise Price Per Share:  $<<optionprice>>
Expiration Date: Coincident with that of the QUALCOMM Option

VESTING SCHEDULE
         On the date of grant, this option is vested (i.e., exercisable) for ____________ shares, provided however, that such vesting shall not occur, if continuation of vesting under the QUALCOMM Option is being tolled, until the tolling of such vesting has ceased. Thereafter, on the vesting dates of the QUALCOMM Option this option shall become vested in an additional number of shares equal to _________ of the number of shares that vest under the QUALCOMM Option on such dates. Notwithstanding the foregoing, this option is not exercisable prior to its exercise price and number of shares being finally determined by the Company.

ADDITIONAL TERMS/ACKNOWLEDGMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to the terms of the following: this Grant Notice, the Stock Option Agreement, the Plan, and also the QUALCOMM Option to the extent its provisions establish those of this option. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement, the Plan, the stock option plan under which the QUALCOMM Option was granted, the Employee Benefits Agreement, and the provisions of the QUALCOMM Option as incorporated into this option, set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements pertaining to this particular option.

LEAP WIRELESS INTERNATIONAL, INC.           OPTIONHOLDER:


By:
   -----------------------------------      ------------------------------------
Harvey P. White                             Signature
President
Dated:  <<grantdate>>                       Date:_______________________________
Attachment I:  Stock Option Agreement

                                  ATTACHMENT I
                        LEAP WIRELESS INTERNATIONAL, INC.
                       DISTRIBUTION STOCK OPTION AGREEMENT

     Pursuant to the Grant Notice and this Stock Option Agreement, the Company has granted you an option to purchase the number of shares of the Company's common stock ("Common Stock") indicated in the Grant Notice at the exercise price indicated in the Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

     The details of this option are as follows:

     1. VESTING. Subject to the limitations contained herein, this option will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of vesting under the QUALCOMM Option.

     2. METHOD OF PAYMENT. Payment of the exercise price by cash, check, or any other method expressly provided for under the QUALCOMM Option, is due upon exercise of all or any part of this option that has become exercisable by you. Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company. Payment of the exercise price may also be made by a combination of the above methods.

     3. EXERCISE FOR MINIMUM NUMBER OF SHARES. The minimum number of shares with respect to which this option may be exercised at any one time is twenty-five
(25), except (a) as to an installment subject to exercise, as set forth in paragraph 1, which amounts to fewer than twenty-five (25) shares, in which case, as to the exercise of that installment, the number of such shares in such installment shall be the minimum number of shares, and (b) with respect to the final exercise of this option, this minimum shall not apply. This option may only be exercised for whole shares.

     4. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

     5. TERM. The term of this option commences on the Date of Grant (as specified in the Grant Notice) and expires upon the earliest of:

              (a)     the Expiration Date indicated in the Grant Notice;

              (b)     the tenth (10th) anniversary of the Date of Grant; or

              (c) the termination of the QUALCOMM Option, provided that if during any post-termination exercise period of the QUALCOMM Option, this option is not exercisable solely because of the condition set forth in paragraph 4 (Securities Law Compliance), then this option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period equal to the post-termination exercise period of the QUALCOMM Option.

     6.       EXERCISE.

              (a) You may exercise the vested portion of this option during its term by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 7(b) of the Plan.

              (b) By exercising this option you agree that as a condition to any exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option;
(2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise.

     7. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Securities Act of 1974, as amended (a "DRO"), or the rules thereunder, and is exercisable during your life only by you or any transferee pursuant to a DRO.

     8. OPTION NOT A SERVICE CONTRACT. This option is not an employment or service contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or any Affiliate of the Company, or of the Company or any Affiliate of the Company to continue your service. In addition, nothing in this option shall obligate the Company, its Affiliates, or their stockholders, Board of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or any Affiliate of the Company.

     9. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

     10. GOVERNING DOCUMENTS. This option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control, to the extent not inconsistent with the terms of the QUALCOMM Option and the Employee Benefits Agreement, which also control the provisions of this option and modify the provisions of the Plan.